UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  March 28, 2002


                      Life Sciences Research, Inc. ("LSR")
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             (Exact name of registrant as specified in its charter)



                                    Maryland
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                 (State or other jurisdiction of incorporation)


        33-77286                                     52-2340150
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(Commission File Number)                 (I.R.S. Employer Identification Number)


        Mettler Road, East Millstone, NJ                  08875
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (732) 873-2550 Ext. 4824
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(Former name or former address, if changed since last report)



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Item 5.      Other Events and Regulation FD Disclosure

                  On March 28, 2002, LSR issued a press release announcing that it had completed the sale of approximately 5.1 million shares of voting common stock in a private placement transaction. A copy of the press release is attached as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and

             Exhibits
             --------

             (c)     Exhibits.
             ---     --------

             Exhibit

             99.1    Press Release, dated March 28, 2002

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act 1934, Unilab Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 28, 2002                 LIFE SCIENCES RESEARCH, INC.



                                       By:      /s/   Richard Michaelson
                                               ---------------------------------
                                       Name:  Richard Michaelson
                                       Title: CFO and Secretary

                                INDEX OF EXHIBITS


                                             Exhibits                  Page

Press Release dated March 28, 2002             99.1                      6